UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2025 (April 30, 2025)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Gibraltar Industries, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders ("2025 Annual Meeting") on April 30, 2025 in a virtual meeting format. Stockholders representing 28,084,017 shares, or 94.64%, of the common shares outstanding as of the March 17, 2025 record date were present or represented by proxy at the meeting. The items listed below were submitted to a vote of the stockholders at the 2025 Annual Meeting. The proposals are described in the Company's Definitive Proxy Statement for the 2025 Annual Meeting filed March 31, 2025. Final voting results are shown below.
Proposal 1 - Election of Directors
In order to be elected, each nominee for election as a director requires the affirmative vote of a majority of the votes cast with respect to the director at the 2025 Annual Meeting. Eight directors were elected to hold office for a one-year term expiring in 2026 or until a successor has been duly elected and qualified, or until such director's earlier resignation, retirement or other termination of service. The following summarizes the votes received for each nominee for director.

Director	Votes Cast For	Votes Cast Against	Abstain
Mark G. Barberio	27,204,460	118,634	12,690
William T. Bosway	26,827,431	330,948	177,405
James S. Metcalf	27,186,249	136,280	13,255
Gwendolyn G. Mizell	27,136,854	179,670	19,260
Linda K. Myers	26,915,901	406,995	12,888
James B. Nish	27,303,326	19,326	13,132
Atlee Valentine Pope	27,136,792	179,270	19,722
Manish H. Shah	27,160,344	155,746	19,694
Proposal 2 - Advisory Vote on Executive Compensation ("Say-on-Pay")
The stockholders approved the compensation of the Company's named executive officers in the advisory Say-on-Pay vote. The following summarizes the voting results for the advisory "Say-on-Pay" vote:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
26,462,107	858,941	14,736	748,233
Proposal 3 - Amendment to the Company's Certificate of Incorporation
This proposal was to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law. In order to amend the Company's Certificate of Incorporation, a majority of outstanding shares were required to vote for this proposal at the 2025 Annual Meeting. The stockholders approved the amendment to the Company's Certificate of Incorporation, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
24,024,647	3,295,498	15,639	748,233
Proposal 4 - Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2025 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain
27,593,316	480,144	10,557

Item 8.01 Other Events
Effective May 1, 2025, a Certificate of Amendment to the Certificate of Incorporation of Gibraltar Industries, Inc. to provide for the exculpation of officers as permitted by Delaware law was filed with the Secretary of State of the State of Delaware.
Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

No.	Exhibit
3.1	Certificate of Amendment to the Certificate of Incorporation of Gibraltar Industries, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	May 1, 2025
		By:	/s/ Joseph A. Lovechio
Joseph A. Lovechio
Vice President and Chief Financial Officer

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